                                                                       EXHIBIT 1

                               CELLCO PARTNERSHIP

                          VERIZON WIRELESS CAPITAL LLC

                                 $4,000,000,000

                      $2,500,000,000 5.375% Notes due 2006

                   $1,500,000,000 Floating Rate Notes due 2003

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                               December 17, 2001


J.P. MORGAN SECURITIES INC.
SALOMON SMITH BARNEY INC.
BANC OF AMERICA SECURITIES, INC.
FIRST UNION SECURITIES, INC.
TD SECURITIES (USA) INC.
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER &
         SMITH, INCORPORATED
THE WILLIAMS CAPITAL GROUP, L.P.

c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:


          Cellco Partnership, a Delaware general partnership (the "Partnership"), and Verizon Wireless Capital LLC, a Delaware limited liability company ("Capital" and together with the Partnership, the "Issuers"), propose to issue and sell to J.P. Morgan Securities Inc., Salomon Smith Barney Inc. and the other initial purchasers set forth above (the "Initial Purchasers"), upon the terms and subject to the conditions set forth in a Purchase Agreement, dated December 12, 2001 (the "Purchase Agreement"), $2,500,000,000 aggregate principal amount of its 5.375% Notes due 2006 (the "Fixed Rate Securities") and $1,500,000,000 aggregate principal amount of its Floating Rate Notes due 2003 (the "Floating Rate Securities";

together with the Fixed Rate Securities, the "Securities"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

          As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Issuers agree with the Initial Purchasers, for the benefit of the holders (including the Initial Purchasers) of the Securities, the Exchange Securities (as defined herein) and the Private Exchange Securities (as defined herein) (collectively, the "Holders"), as follows:

          1. Registered Exchange Offer. The Issuers shall (i) prepare and, not later than 230 days following the date of original issuance of the Securities (the "Issue Date"), file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer to the Holders of the Securities (the "Registered Exchange Offer") to issue and deliver to Holders of the Fixed Rate Securities, in exchange for their Fixed Rate Securities, a like aggregate principal amount of debt securities of the Issuers (the "Fixed Rate Exchange Securities") that are identical in all material respects to the Fixed Rate Securities and to issue and deliver to Holders of the Floating Rate Securities, in exchange for their Floating Rate Securities, a like aggregate principal amount of debt securities of the Issuers (the "Floating Rate Exchange Securities," together with the Floating Rate Exchange Securities, the "Exchange Securities") that are identical in all material respects to the Floating Rate Securities, except, in each case, for the transfer restrictions relating to the Securities, (ii) use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 300 days after the Issue Date and the Registered Exchange Offer to be consummated no later than 330 days after the Issue Date and (iii) keep the Exchange Offer Registration Statement effective for not less than 20 business days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). The Exchange Securities will be issued under the Indenture.

          Upon the effectiveness of the Exchange Offer Registration Statement, the Issuers shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for the applicable Exchange Securities (assuming that such Holder (a) is not an affiliate of the Issuers, (b) is not an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence,
(c) is not an Initial Purchaser holding Securities that have, or that are reasonably likely to have, the status of an unsold allotment in an initial distribution, (d) acquires the Exchange Securities in the ordinary course of such Holder's business and (e) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act. The Issuers, the Initial Purchasers and each Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder that is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market-making activities or other trading activities, for the applicable Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and

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the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer.

          If, prior to the consummation of the Registered Exchange Offer, any Holder holds any Securities acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Registered Exchange Offer, the Issuers shall, upon the request of any such Holder, simultaneously with the delivery of the Exchange Securities in the Registered Exchange Offer, issue and deliver to any such Holder, in exchange for the Fixed Rate Securities held by such Holder, a like aggregate principal amount of debt securities of the Issuers (the "Fixed Rate Private Exchange Securities") that are identical in all material respects to the Fixed Rate Exchange Securities and issue and deliver to any such Holder, in exchange for the Floating Rate Securities held by such Holder, a like aggregate principal amount of debt securities of the Issuers (the "Floating Rate Private Exchange Securities," together with the Fixed Rate Private Exchange Securities, the "Private Exchange Securities), that are identical in all material respects to the Floating Rate Exchange Securities, except, in each case, for the transfer restrictions relating to such Private Exchange Securities (the "Private Exchange"). The Private Exchange Securities will be issued under the Indenture, and the Issuers shall use their reasonable best efforts to cause the Private Exchange Securities to bear the same CUSIP number as the applicable Exchange Securities to the extent permitted by law or Commission policy (in the opinion of counsel to the Issuers).

          In connection with the Registered Exchange Offer, the Issuers shall:

          (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (b) keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;

          (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

          (e) otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.

          As soon as practicable after the close of the Registered Exchange Offer and any Private Exchange, the Issuers shall:

          (a) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

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          (b) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

          (c) cause the Trustee promptly to authenticate and deliver to each Holder, the applicable Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount and maturity to the Securities of such Holder so accepted for exchange.

          The Issuers shall use their reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 90 days and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and
(ii) the Issuers shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

          The Indenture shall also provide that the Fixed Rate Securities, the Fixed Rate Exchange Securities and the Fixed Rate Private Exchange Securities shall vote and consent together on all matters as one class and that none of the Fixed Rate Securities, the Fixed Rate Exchange Securities or the Fixed Rate Private Exchange Securities will have the right to vote or consent as a separate class on any matter.

          The Indenture shall also provide that the Floating Rate Securities, the Floating Rate Exchange Securities and the Floating Rate Private Exchange Securities shall vote and consent together on all matters as one class and that none of the Floating Rate Securities, the Floating Rate Exchange Securities or the Floating Rate Private Exchange Securities will have the right to vote or consent as a separate class on any matter.

          Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefore or, if no interest has been paid on the Securities, from the Issue Date.

          Each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuers that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act and (iii) such Holder is not an affiliate of either of the Issuers or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

          Notwithstanding any other provisions hereof, the Issuers will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          2. Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff the Issuers are not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof, or (ii) for any other reason the Registered Exchange Offer is not consummated within 330 days after the Issue Date, or (iii) any Initial Purchaser so requests with respect to the Securities or Private Exchange Securities not eligible to be exchanged for the applicable Exchange Securities in the Registered Exchange Offer and held by it following the consummation of the Registered Exchange Offer, or (iv) any applicable law or interpretations do not permit any Holder to participate in the Registered Exchange Offer, or (v) any Holder that participates in the Registered Exchange Offer does not receive freely transferable Exchange Securities in exchange for tendered Securities, or
(vi) any Securities validly tendered pursuant to the Registered Exchange Offer are not exchanged for the applicable Exchange Securities within 10 days of being accepted for exchange:

          (a) The Issuers shall use their reasonable best efforts to file as promptly as practicable (but in no event more than 45 days after so required or requested pursuant to this Section 2) with the Commission (the "Shelf Filing Date"), and thereafter shall use their reasonable best efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement").

          (b) The Issuers shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period of two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities become eligible for resale without volume restrictions pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "Shelf Registration Period"). Except as permitted by Section 2(e), the Issuers shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if either of them voluntarily takes any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action is required by applicable law.

          (c) Notwithstanding any other provisions hereof, the Issuers will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Issuers by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) In the absence of events described in clauses (i) through (vi) of the first paragraph of this Section 2, the Issuers shall not be permitted to discharge their obligations hereunder by means of the filing of a Shelf Registration Statement.

          (e) The Issuers will have the ability to suspend the Shelf Registration Statement, as limited below (a "Suspension Period"), if the Partnership determines, in its reasonable judgment, that the continued effectiveness and/or use of the Shelf Registration Statement would require the disclosure of confidential information or interfere with any financing, acquisition, reorganization or other material transaction involving either of the Issuers. A Suspension Period shall commence on and include the date that the Issuers give written notice to all Holders that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Transfer Restricted Securities covered by such Shelf Registration Statement and continue until holders of such Transfer Restricted Securities (as defined below) either receive the copies of the supplemented or amended prospectus contemplated by Section 4(j) hereof or receive an Advice (as defined below) that use of the prospectus may be resumed. No Suspension Period shall be for more than 30 consecutive days and any such Suspension Periods may not exceed 60 days in the aggregate during any twelve month period.

          3. Additional Interest.
             -------------------

          (a) The parties hereto agree that the Holders of Transfer Restricted Securities will suffer damages if the Issuers fail to fulfill their obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to 230 days after the Issue Date or the Shelf Registration Statement is not filed with the Commission prior to the Shelf Filing Date, (ii) the Exchange Offer Registration Statement is not declared effective within 300 days after the Issue Date or the Shelf Registration Statement is not declared effective within 300 days after the Shelf Filing Date, (iii) the Registered Exchange Offer is not consummated on or prior to 330 days after the Issue Date, or (iv) the Shelf Registration Statement is filed and declared effective within 300 days after the Shelf Filing Date but shall thereafter cease to be effective (at any time that the Issuers are obligated to maintain the effectiveness thereof) without being succeeded within 45 days by an additional Registration

Statement filed and declared effective (each such event referred to in clauses
(i) through (iv), a "Registration Default"), the Issuers will be jointly and severally obligated to pay additional interest to each Holder of Transfer Restricted Securities affected thereby, during the period of one or more such Registration Defaults, in an amount equal to .25% per annum on the principal amount of Transfer Restricted Securities held by such Holder until (i) the applicable Registration Statement is filed, (ii) the Exchange Offer Registration Statement is declared effective and the Registered Exchange Offer is consummated, (iii) the Shelf Registration Statement is declared effective or
(iv) the Shelf Registration Statement again becomes effective, as the case may be. The rate for additional interest will not exceed .25% per annum notwithstanding the existence of multiple defaults. Additional interest shall only accrue while there exists one or more Registration Defaults. As used herein, the term "Transfer Restricted Securities" means each Security until the earlier to occur of (i) the date on which such Security has been exchanged for a freely transferable applicable Exchange Security in the Registered Exchange Offer, (ii) the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), neither of the Issuers shall be required to pay additional interest to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to Section 4(n).

          (b) The Issuers shall notify the Trustee and the Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Issuers shall pay the additional interest due on the Transfer Restricted Securities by depositing with the Paying Agent, in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Indenture and the applicable Securities, sums sufficient to pay the additional interest then due. The additional interest due shall be payable on each interest payment date specified by the Indenture and the applicable Securities to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay additional interest shall be deemed to accrue from and including the date of the applicable Registration Default to but excluding the date on which it is cured.

          (c) The parties hereto agree that the additional interest provided for in this Section 3 constitutes a reasonable estimate of and is intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed, (ii) the Shelf Registration Statement to remain effective or (iii) the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

          4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

          (a) The Issuers shall (i) furnish to counsel for the Initial Purchasers, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by any Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

          (b) The Issuers shall advise counsel for the Initial Purchaser, each Exchanging Dealer and the Holders (in the case of a Shelf Registration Statement) and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

          (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

          (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

          (iv) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Securities, the Exchange Securities or the Private Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

          (v) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (c) The Issuers will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

          (d) The Issuers will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (e) The Issuers will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf

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

Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Issuers consent, subject to the limitations set forth herein, to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

          (f) The Issuers will furnish to each Initial Purchaser and each Exchanging Dealer, and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Initial Purchaser or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (g) The Issuers will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Initial Purchaser, each Exchanging Dealer and such other persons that have notified the Issuers that they are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as such Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and the Issuers consent to the use of such prospectus or any amendment or supplement thereto by any such Initial Purchaser, Exchanging Dealer or other persons, as applicable, as aforesaid.

          (h) Prior to the effective date of any Registration Statement, the Issuers will use their reasonable best efforts to register or qualify, or cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities included therein and their respective counsel in connection with the registration or qualification of, such Securities, Exchange Securities or Private Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities, Exchange Securities or Private Exchange Securities covered by such Registration Statement; provided that, neither of the Issuers will be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (i) The Issuers will cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities, Exchange Securities or Private Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing prior to sales of Securities, Exchange Securities or Private Exchange Securities pursuant to such Registration Statement.

          (j) If any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which the Issuers are required to maintain an effective Registration Statement, the Issuers will, subject to Section 2(e), promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities, Exchange Securities or Private Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (k) Not later than the effective date of the applicable Registration Statement, the Issuers will provide a CUSIP number for each series of the Securities, each series of the Exchange Securities and each series of the Private Exchange Securities (if any), as the case may be, and provide the applicable trustee with printed certificates for each series of Securities, each series of the Exchange Securities or each series of the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

          (l) The Issuers will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable after the effective date of the Shelf Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act; provided that in no event shall such earning statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Issuers' first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period.

          (m) The Issuers will cause the Indenture to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

          (n) The Issuers may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Issuers such information concerning the Holder and the distribution of such Transfer Restricted Securities as the Issuers may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Issuers may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

          (o) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Issuers pursuant to Section 2(e) or Sections 4(b)(ii) through
(v), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) or until advised in writing (the "Advice") by the Issuers that the use of the applicable prospectus may be resumed. If the Issuers shall give any notice under Section 2(e) or Sections 4(b)(ii) through (v) during the period that the Issuers are required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

          (p) In the case of a Shelf Registration Statement, the Issuers shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

          (q) In the case of a Shelf Registration Statement, the Issuers shall
(i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold and any underwriter participating in any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Partnership and the Partnership's subsidiaries to the same extent the Issuers would customarily make such information available in the context of due diligence for an underwritten public offering and (ii) use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with the preparation of such Shelf Registration Statement; provided that, such representative, Special Counsel or underwriter executes a customary confidentiality agreement.

          (r) In the case of a Shelf Registration Statement, the Issuers shall, if requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its reasonable best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities, Exchange Securities or Private Exchange Securities, as applicable, in customary form, (ii) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

          5. Registration Expenses. The Issuers will bear all expenses incurred in connection with the performance of its obligations under Sections 1, 2, 3 and 4, and the Issuers will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of one firm of attorneys chosen by the Holders of a majority in aggregate principal amount of the

Securities, the Exchange Securities and the Private Exchange Securities, as the case may be, to be sold pursuant to each Registration Statement (the "Special Counsel") acting for the Initial Purchasers or Holders in connection therewith. Holders shall bear all of their other costs, including any underwriting discounts or commissions.

          6. Indemnification.
             ---------------

          (a) In connection with a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Initial Purchaser or Exchanging Dealer, as applicable, each of the Issuers, jointly and severally, will indemnify and hold harmless each Holder (including, without limitation, any such Initial Purchaser or Exchanging Dealer), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6 and Section 7 as a Holder) against any losses, claims, damages or liabilities ("Losses"), joint or several, to which such Holder may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof including, without limitation, any loss or claim relating to purchases and sales of Securities, Exchange Securities or Private Exchange Securities) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Holder for any legal or other expenses reasonably incurred by such Holder in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuers shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Issuers by any Holder or Initial Purchaser expressly for use therein; and provided, further, that the Issuers shall not be liable to any Holder, Initial Purchaser or Exchanging Dealer or any such affiliate, officer, director, employee, representative, agent or control person under the indemnity agreement in this subsection (a) with respect to any prospectus contained in a Registration Statement to the extent that any Loss of such Holder, Initial Purchaser or Exchanging Dealer results from the fact that such Holder, Initial Purchaser or Exchanging Dealer sold Transfer Restricted Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of such prospectus then amended or supplemented if the Issuers had previously furnished copies thereof in sufficient quantity to such Holder, Initial Purchaser or Exchanging Dealer, as the case may be, and sufficiently in advance of the delivery of written confirmation of such sale to allow for distribution by such date and the Loss of such Holder, Initial Purchaser or Exchanging Dealer, as the case may be, results from an untrue statement or omission of a material fact contained in or omitted from such prospectus and corrected in the prospectus as then amended or supplemented and such correction would have cured the defect giving rise to such Loss or to the extent such Holder disposed of Transfer Restricted Securities to the person asserting the claim from which such Losses arise pursuant to a Registration Statement and sent or delivered, or was required by law to send or deliver, a Prospectus to such person in connection with such disposition and such Holder received written notice of the suspension of the Registration Statement prior to the date of such disposition and such untrue statement or alleged untrue statement or omission or alleged omission was the reason for such notice.

     (b) In connection with a Shelf Registration Statement, each Holder, Initial Purchaser or Exchanging Dealer will indemnify and hold harmless the Issuers and their officers, directors and persons against any losses, claims, damages or liabilities to which the such persons may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in a Shelf Registration Statement or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that (1) such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Issuers by such Holder, Initial Purchaser or Exchanging Dealer expressly for use therein or (2) such Holder disposed of Transfer Restricted Securities to the person asserting the claim from which such Losses arose pursuant to a Registration Statement and sent or delivered, or was required by law to send or deliver, a Prospectus to such person in connection with such disposition, (ii) such Holder received a Suspension Notice in writing prior to the date of such disposition and (iii) such untrue statement or alleged untrue statement or omission or alleged omission was the reason for the Suspension Notice; and such Holder, Initial Purchaser or Exchanging Dealer will reimburse the Partnership for any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuers from the offering and sale of the Securities, on the one hand, and the Holders, on the other hand, with respect to the sale by such Holders of Securities, Exchange Securities or Private Exchange Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand, and the Holders, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by or on behalf of the Issuers, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Securities, Exchange Securities or Private Exchange Securities, on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers, on the one hand, or the Holders, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers and the Holders agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an indemnifying party that is a Holder of Securities, Exchange Securities or Private Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities, Exchange Securities or Private Exchange Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of the Partnership and Capital under this Section 6 shall be in addition to any liability which the Partnership and Capital may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Holder within the meaning of the 1933 Act; and the obligations of the Holders under this Section 6 shall be in addition to any liability which the respective Holders may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Partnership and Capital and to each person, if any, who controls the Partnership within the meaning of the 1933 Act.

          7. Rules 144 and 144A. The Issuers shall, upon the request of any Holder of Transfer Restricted Securities, make available such information as is required so long as necessary to permit sales of such Holder's securities pursuant to Rule 144A. Upon the written request of any Holder of Transfer Restricted Securities, the Issuers shall deliver to such Holder a written statement as to whether they have complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Issuers to register any of their securities pursuant to the Exchange Act, or file reports thereunder, except as may be required by law.

          8. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Issuers (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

          No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          9. Miscellaneous.
             -------------

          (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in any case as to (i) the Fixed Rate Securities, the Fixed Rate Exchange Securities or the Fixed Rate Private Exchange Securities or (ii) the Floating Rate Securities, the Floating Rate Exchange Securities or the Floating Rate Private Exchange Securities unless the Issuers have obtained the written consent of Holders of a majority in aggregate principal amount of (i) the Fixed Rate Securities, the Fixed Rate Exchange Securities and the Fixed Rate Private

Exchange Securities that constitute Transfer Restricted Securities, taken as a single class or (ii) the Floating Rate Securities, the Floating Rate Exchange Securities and the Floating Rate Private Exchange Securities that constitute Transfer Restricted Securities, taken as a single class, as the case may be. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities, Exchange Securities or Private Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities being sold by such Holders pursuant to such Registration Statement.

          (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

               (1) if to a Holder, at the most current address given by such Holder to the Issuers in accordance with the provisions of this
          Section 10(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to the Initial Purchasers;

               (2) if to an Initial Purchaser, initially at, for J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017; and, for Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013; and

               (3) if to the Issuers, c/o Cellco Partnership, 180 Washington Valley Road, Bedminster, New Jersey 07921, attention of Chief Financial Officer and General Counsel.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

          (c) Successors And Assigns. This Agreement shall be binding upon the Issuers and their respective successors and assigns.

          (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          (h) Remedies. In the event of a breach by the Issuers or by any Holder of any of their respective obligations under this Agreement, each Holder or the Issuers, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Issuers of their obligations under Sections 1 or 2 hereof for which additional interest have been paid pursuant to Section 3 hereof), will be entitled, to the fullest extent permitted by law, to specific performance of its rights under this Agreement. The Issuers and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall, to the fullest extent permitted by law, waive the defense that a remedy at law would be adequate.

          (i) No Inconsistent Agreements. Each of the Issuers represents, warrants and agrees that (i) it has not entered into, and shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, it shall not grant to any person the right to request the Issuers to register any debt securities of the Issuers under the Securities Act unless the rights so granted are not in conflict with the provisions of this Agreement.

          (j) No Piggyback on Registrations. None of the Issuers or any of the holders of any of their partnership interests, limited liability company interests or other securities (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any partnership interests, limited liability company interests or other securities of the Issuers in any Shelf Registration other than Transfer Restricted Securities.

          (k) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (l) Non-Recourse. Notwithstanding anything herein to the contrary, the obligations of the Partnership hereunder, including, without limitation, with respect to additional interest or as a result of a breach hereof, shall be non-recourse to any existing or future partners of the Partnership or any assets of such partners.

          Please confirm that the foregoing correctly sets forth the agreement among the Issuers and the Initial Purchasers.

                                               Very truly yours,

                                               CELLCO PARTNERSHIP


                                               By: /s/ Edward Langston
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                               VERIZON WIRELESS CAPITAL LLC


                                               By: /s/ Edward Langston
                                                   -----------------------------
                                                   Name:
                                                   Title:

Accepted:

J.P. MORGAN SECURITIES INC.
SALOMON SMITH BARNEY INC.,

     For each of themselves and the
     other Initial Purchasers

J.P. MORGAN SECURITIES INC.

By: /s/ Rob Nordlinger
    ----------------------------------------
     Name:  Rob Nordlinger
     Title: Vice President

SALOMON SMITH BARNEY INC.

By: /s/ Ross Levitsky
    ----------------------------------------
     Name:  Ross Levitsky
     Title: Vice President

                                                                         ANNEX A

          Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Issuers have agreed that, for a period of 90 days after the Expiration Date (as defined herein), they will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                         ANNEX B

          Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution".

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

          Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Issuers have agreed that, for a period of 90 days after the Expiration Date, they will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until ________________, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

          The Issuers will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          For a period of 90 days after the Expiration Date the Issuers will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Issuers have agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D

     [_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

          Name:
          Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.